UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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DEVON ENERGY CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Your Vote Counts!
DEVON ENERGY CORPORATION 2021 Annual Meeting Vote by June 8, 2021 11:59 PM ET
DEVON ENERGY CORPORATION 333 W. SHERIDAN AVE. OKLAHOMA CITY, OK 73102

D48326-P54267-Z79620

You invested in DEVON ENERGY CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 9, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by request prior to May 26, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

We intend to hold our Annual Meeting in person. However, we are actively monitoring developments with the COVID-19 pandemic; we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. Any alternative arrangements for the meeting will be publicly announced on the Company’s “Investors” webpage at www.devonenergy.com and filed with the SEC. If you are planning to attend our meeting, please check the webpage one week prior to the meeting date. As always, we encourage you to vote the shares prior to the Annual Meeting.

* Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. As noted above, in the event it is not possible or advisable to hold our Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends

1.	Election of Directors Nominees:
	01) Barbara M. Baumann	07) Karl F. Kurz
	02) John E. Bethancourt	08) Robert A. Mosbacher Jr.	For
	03) Ann G. Fox	09) Richard E. Muncrief
	04) David A. Hager	10) Duane C. Radtke
	05) Kelt Kindick	11) Valerie M. Williams
06) John Krenicki Jr.

2.	Ratify the appointment of the Company’s Independent Auditors for 2021.		For

3.	Advisory Vote to Approve Executive Compensation.		For

4.	OTHER MATTERS

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